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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K
                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 1, 1998



                             EVERGREEN RESOURCES, INC.
                   ---------------------------------------------
               (Exact name of registrant as specified in its charter)



Colorado                      0-10077                  84-0834147
--------                      -------                  ----------
(State of other juris-        Commission               (IRS Employer
diction of incorporation)     File Number)             Identification Number)



1401 17th St., Suite 1200, Denver, Colorado        80202
-------------------------------------------        -----
(Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code:  (303) 298-8100.










                    The Exhibit Index appears on page 4 hereof.


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ITEM 5.        OTHER EVENTS

     The shareholders of Evergreen Resources, Inc. (the "Company") adopted two amendments to the Company's Articles of Incorporation at the Company's 1998 Annual Meeting. The amendments are included herein as exhibit 3.1. The Company's Board at a May 12, 1998 meeting has adopted new bylaws for the Company which replaced the existing bylaws in its entirety. The new bylaws are included herein as exhibit 3.2.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.  Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION.  Not Applicable

(c)  EXHIBITS.

     3.1 Amendments to Articles of Incorporation adopted at the Company 1998 Annual Meeting.

     3.2 New bylaws of the Company replacing existing bylaws in their entirety, adopted May 12, 1998.


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EVERGREEN RESOURCES, INC.

                                        By:  /s/ Kevin Collins
                                             -----------------
June 1, 1998                                 Kevin Collins
                                             Vice President Finance and
                                             Chief Financial Officer


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                                   EXHIBIT INDEX


EXHIBIT

3.1 Amendments to Articles of Incorporation adopted at the Company 1998 Annual Meeting.

3.2 New bylaws of the Company replacing existing bylaws in their entirety, adopted May 12, 1998.


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